

INVESTOR/ANALYST DAY

December 2013

The Most Complete Energy Infrastructure Focused Company in the World

A World of **Solutions**

SAFE HARBOR STATEMENT

This presentation contains forward-looking statements regarding CB&I and represents our expectations and beliefs concerning future events. These forward-looking statements are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties. When considering any statements that are predictive in nature, depend upon or refer to future events or conditions, or use or contain words, terms, phrases, or expressions such as "achieve", "forecast", "plan", "propose", "strategy", "envision", "hope", "will", "continue", "potential", "expect", "believe", "anticipate", "project", "estimate", "predict", "intend", "should", "could", "may", "might", or similar forward-looking statements, we refer you to the cautionary statements concerning risk factors and "Forward-Looking Statements" described under "Risk Factors" in Item 1A of our Annual Report filed on Form 10-K filed with the SEC for the year ended December 31, 2012, and any updates to those risk factors or "Forward-Looking Statements" included in our subsequent Quarterly Reports on Form 10-Q filed with the SEC, which cautionary statements are incorporated herein by reference.


CB&I

OVERVIEW

- Market Cap $8.0 Billion (December 2013)
- $24.5 Billion Backlog (Q3 2013)
  - 65% / 35% U.S. versus international
  - Approximately 50% / 50% Lump Sum versus Reimbursable
- 50,000 employees worldwide
- Nearly 125 years of experience and expertise in reliable solutions
- Focus on safety: 0.01 LTI in 2012

BREADTH OF SERVICES

Backlog
$24.5 Billion*


Fabrication Services 13%
Engineering, Construction and Maintenance 73%
Government Solutions 11%
Technology 3%

*CB&I Q3 2013 backlog

Technology

- Licensed technology
- Engineering/technical services
- Proprietary catalysts
- Specialty equipment

Fabrication Services

- Fabrication
- Process & nuclear modularization
- Erection
- Pipe fitting and distribution

Engineering, Construction and Maintenance

- Engineering
- Procurement
- Modularization
- Construction
- Commissioning

Government Solutions

- Program and project management
- EPC
- Remediation and restoration
- Emergency response and disaster recovery
- Environmental consulting and engineering






PROJECT LIFECYCLE CAPABILITIES

Conceptual Design

FEED
Permitting

Engineering
Procurement
Fabrication

Construction
Commissioning

Operations &
Maintenance

Modification | Expansion
Performance Improvement

Dismantling
Decommissioning

Decontamination
Reclamation
Restoration



DIVERSIFICATION ACROSS ENERGY INFRASTRUCTURE



Gas Processing Plant
Liquefaction Plant
Clean Coal
Hydroelectric
LPG Export Terminal
Well Platform
Petrochemical Processing
LNG Tanker
LPG Tanker
Residential and Commericial Gas Markets
LPG Import Terminal
Refinery
Niche FPSO & LNG Tanker
Oil Tanker
Offshore Production Platform
Peak Shaving Facility
Petrochemical Processing
Regasification Plant
Electric Power Generation
Fabrication
Well Platform
Gas Processing Plant
Nuclear Power Plant

KEY STRATEGIES

Focus

Capitalize on unique global position / capabilities

Stability

Consistent recurring high margin earnings

Growth

Invest in strategic growth markets

Profit

Leverage flexible cost structure



CONTINUED CAPITAL STRATEGY

Maintain a conservative and flexible capital structure

- Adequate bank facility capacity
- Manageable debt service, with flexibility to substantially reduce debt
- Minimal interest rate risk

Support strategic growth opportunities

Deliver value to shareholders

- Significant flexibility and availability for share repurchase activity
- Continue quarterly cash dividends

GUIDANCE

2013 Guidance	New Awards $11.0 – $15.0 billion Revenue $10.7 – $11.2 billion Adjusted EPS* $4.00 – $4.35
2014 Forecast	Backlog Growth Sustainable Margins Project Mix Tax rate SG&A Double Digit Growth
2014 Guidance	Revenue $12.6 – $13.2 billion Adjusted EPS* $4.80 – $5.65

*Adjusted earnings per share guidance excludes anticipated Shaw-related acquisition and integration costs for 2014 and 2013. For 2014, these costs are estimated to be $15 to $25 million, with a tax benefit of $6 to $9 million, respectively, or $0.10 to $0.15 per share. For 2013, these costs are estimated to be $80 to $100 million, with a tax benefit of $25 to $30 million, respectively, or $0.55 to $0.70 per share. GAAP earnings per share are estimated to be $4.65 to $5.55 for 2014 and $3.30 to $3.80 for 2013.

AGENDA

8:00 – 8:30 am	**Overview**
8:40 – 11:10 am	**Break-out Sessions**

- Engineering, Construction and Maintenance
- Technology
- Fabrication Services
- Government Solutions

11:20 am – 1:00 pm	**Lunch / Panel Discussion**



CBI
A World of **Solutions**



ENGINEERING, CONSTRUCTION AND MAINTENANCE

December 2013

The Most Complete Energy Infrastructure Focused Company in the World

A World of **Solutions**

SAFE HARBOR STATEMENT

This presentation contains forward-looking statements regarding CB&I and represents our expectations and beliefs concerning future events. These forward-looking statements are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties. When considering any statements that are predictive in nature, depend upon or refer to future events or conditions, or use or contain words, terms, phrases, or expressions such as "achieve", "forecast", "plan", "propose", "strategy", "envision", "hope", "will", "continue", "potential", "expect", "believe", "anticipate", "project", "estimate", "predict", "intend", "should", "could", "may", "might", or similar forward-looking statements, we refer you to the cautionary statements concerning risk factors and "Forward-Looking Statements" described under "Risk Factors" in Item 1A of our Annual Report filed on Form 10-K filed with the SEC for the year ended December 31, 2012, and any updates to those risk factors or "Forward-Looking Statements" included in our subsequent Quarterly Reports on Form 10-Q filed with the SEC, which cautionary statements are incorporated herein by reference.

EC&M OVERVIEW

Capabilities

- Engineering, procurement, and construction (EPC)
  - Oil and Gas
  - Power
- Plant services, including maintenance, upgrades and uprates, modifications and refueling







Differentiation

- Market position
- Contracting flexibility
- Global footprint
- Self-perform capabilities

Strategic Benefit

- Critical mass
- Revenue driver
- Nuclear uprate opportunities

EC&M
FLEXIBLE LABOR FORCE

FLEXIBLE TALENT POOL
- Union
- Non-Union
- Direct-Hire
- Contract
- Salaried
- Local
- International
- Expatriate
- Craft
- Professional

→

WORKFORCE DEVELOPMENT
Job Skills Training, Organizational Training and Development

→

BROAD FUNCTIONAL EXPERTISE
- Estimating
- Sales
- Project Mgmt.
- Engineering
- Project Controls
- Procurement
- Information Tech.
- Fabrication
- Construction
- Commissioning
- Managed Maintenance

→

CONSISTENT EXECUTION ACROSS DIVERSE MARKETS
- LNG
- Gas Processing
- Oil Sands
- Offshore
- Refining
- Petrochemicals
- Nuclear
- Other Power



EC&M
DIRECT HIRE ADVANTAGE

Attract & Recruit

- Established processes, procedures and systems for large-scale, mass recruitment
- Established recruiting hubs within areas of projected growth
- Available resources to recruit qualified craft labor (e.g., databases, agencies)

Train

- Continuous Safety training
- Supervisor's training
- Project managers academy

Retain

- Company of choice
- Career path plans
- Future employment opportunities
- Mentorship

EC&M
LNG MARKET


LNG Project Activity
Projected Award Value in Billions (Import /Export Terminals)
North America
Oceania
Europe
Asia
Africa
South America
200
150
100
50
0
2014
2015
2016
2017
2018
2019
2020

Drivers for project activity :

- Low cost natural gas
- Sustained demand for LNG
- LNG price differentials

Global experience building world-class LNG projects



Gorgon MEI

Construction of three LNG trains (15 MT/yr) involving:

- Structural, mechanical, piping, electrical, instrumentation and commissioning
- Containment tanks, condensate tanks
- Associated utilities
- Domestic gas processing and compression plant
- Proven ability to work safely and responsibly to meet client's requirements

Sources: Industrial Information Resources, BG Energy

EC&M PETROCHEMICAL MARKET

Net Petrochemical Capacity Change in US Gulf Coast



in MM of MT
Anticipated
Planned
Actual
20
16
8
4
0
-4
1991 1995 1999 2003 2007 2011 2015 2019 2023 2027

- Petrochemical capacity additions in the U.S. expected to generate $80 billion in new investments by 2020

Well-positioned to capitalize on Ethylene EPC opportunities:

- Technology
- Site assessments and preparation, permitting
- FEED and EPC
- Storage tanks and spheres , piping
- Plant services

Strong Track Record in Petrochemical Market



Sources: IHS, ACC

EC&M POWER MARKET

Nuclear Power Projects



Under Construction
Planned
Proposed
Gigawatts
300
250
200
150
100
50
0
Asia
Europe / Eurasia
North America
Middle East
South America
Africa

- Global electric power demand growing at twice the rate of population growth
- China has announced plans to increase nuclear capacity to 70-80 GW by 2020

U.S. Capacity Additions



Coal
Nuclear
Renewables/Other
Natural Gas
Gigawatts
60
50
40
30
20
10
0
2016-2020
2021-2025
2026-2030
2031-2035
2036-2040

- Natural gas-fired electricity generation expected to account for 80% of all added electricity generation capacity by 2035
- Coal maintains a substantial share of U.S. generation. In spite few new additions there is potential for air quality control systems and plant shutdowns scope for current plants

Source: World Nuclear Association, EIA

EC&M CUSTOMER POSITIONING



5 yr CapEx Growth Rate
>30%
20%
10%
0%
-10%
$-
$2,000
$4,000
$6,000
$8,000
>$10,000
Addressable Market, $MM
Westlake Chemical
OXY
Exelon
ExxonMobil
PetroChina
TOTAL
BASF
PEMEX
bp
Statoil
nationalgrid
ConocoPhillips
MODEC
woodside
Reliance
nexen
Williams
PETROBRAS

* Size of bubble represents forecasted CapEx

**Addressable markets include downstream, midstream and chemical/petrochemical for Oil & Gas and generation & maintenance for Power

Source: CapIQ, CB&I Estimates

EC&M COMPETITORS



% International Revenue
% Oil & Gas and Power / Total Revenue
100%
80%
60%
40%
20%
0%
0%
20%
40%
60%
80%
100%
FLUOR
BECHTEL
PCL
KBR
JGC
Technip
Saipem
amec
MWH
AECOM
JACOBS
CB&I
CH2MHILL
Kiewit
TETRA TECH
URS
B&W
SKANSKA
ZACHRY

- Balanced geographical mix: strong U.S. positioning and international project portfolio
- Industry focus in energy infrastructure with well-diversified end-markets

** Bubble size represents 2012 company revenue . CB&I includes the addition of Shaw revenues*
*** International revenue represents revenues outside of home country as per ENR.*

Source: ENR, CapIQ, CB&I Estimates



EC&M PROVEN EXECUTION

Reficar

15,000
on-site personnel

85
process modules

2,294,140
linear feet field installed piping

132,596
pipe spools

12,144
tons of tanks and spheres

EC&M
UNIQUE CAPABILITIES



EC&M
BROAD OFFERING











EC&M MARKET LEADER

Plant Services

- *Maintenance for 40 out of 100 U.S. nuclear plants*
- *Predictable flow of work following outage seasons*
- *New wave of Gulf Coast projects represents opportunities (Petrochemical, Fertilizer, GTL, LNG, etc.)*
- *Opportunity with post-Fukushima nuclear modifications*
- *Leveraging power and nuclear maintenance expertise to capitalize on CB&I's existing oil & gas network (Peru LNG award)*

ENGINEERING, CONSTRUCTION AND MAINTENANCE



Continued Opportunity

- Integrating Safety platform
- Delivering on synergistic opportunities
- Maintaining execution discipline
- Standardizing processes, systems and tools
- Positioning for expansion in global power and plant services markets
- Well-positioned to capitalize on North American LNG and Petrochemical opportunities

CB&I

A World of **Solutions**



GOVERNMENT SOLUTIONS

December 2013

The Most Complete Energy Infrastructure Focused Company in the World

A World of **Solutions**

CB&I

SAFE HARBOR STATEMENT

This presentation contains forward-looking statements regarding CB&I and represents our expectations and beliefs concerning future events. These forward-looking statements are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties. When considering any statements that are predictive in nature, depend upon or refer to future events or conditions, or use or contain words, terms, phrases, or expressions such as "achieve", "forecast", "plan", "propose", "strategy", "envision", "hope", "will", "continue", "potential", "expect", "believe", "anticipate", "project", "estimate", "predict", "intend", "should", "could", "may", "might", or similar forward-looking statements, we refer you to the cautionary statements concerning risk factors and "Forward-Looking Statements" described under "Risk Factors" in Item 1A of our Annual Report filed on Form 10-K filed with the SEC for the year ended December 31, 2012, and any updates to those risk factors or "Forward-Looking Statements" included in our subsequent Quarterly Reports on Form 10-Q filed with the SEC, which cautionary statements are incorporated herein by reference.

GOVERNMENT SOLUTIONS OVERVIEW

Capabilities

▪ EPC (government)	➡	EPC projects – primarily energy infrastructure
▪ Environmental	➡	Consulting, engineering and remediation
▪ Program Management	➡	M&O of military bases, energy efficiency
▪ Disaster Response	➡	Emergency response and disaster recovery









GOVERNMENT SOLUTIONS OVERVIEW

Differentiation

- Breadth ➡ Most comprehensive product and service offering
- Expertise ➡ 4,500 experts providing environmental solutions
- Innovation ➡ Proprietary programs for waste clean-up
- Capacity ➡ Resources to rapidly mobilize for disaster support

Strategic Benefit

- Diversification ➡ Reduces impact of market cyclicality
- Stability ➡ Provides underpinning / long-term projects
- Synergy ➡ Broadens offering to existing CB&I clients
- Relationships ➡ Capitalizes on government relationships globally







GOVERNMENT SOLUTIONS CUSTOMER BASE

U.S. Federal Government
- DOE
- DOD
- Agencies: EPA | FEMA | NASA

Other Governments
- State
- Local
- International

Private Sector
- Oil & Gas
- Petrochemicals
- Utilities
- Retail & Industrial





GOVERNMENT SOLUTIONS MARKET TRENDS

EPC

Key Drivers	Impact on Spending
Macro (population, GDP)	
Aging infrastructure	
Regulatory driven D&D	

Environmental

Key Drivers	Impact on Spending
Regulatory compliance	
Evolving industries	
“Green” consciousness	

Program Management

Key Drivers	Impact on Spending
Social / regulatory sustainability	
Outsourcing	
Sequestration	

Disaster Response

Key Drivers	Impact on Spending
Increased recognition of disasters	
Systematic preparation	
Community / social expectations	

GOVERNMENT SOLUTIONS
PRIMARY COMPETITORS



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
% Government Revenues over Total
Product Offerings
TETRA TECH
Kiewit
JACOBS
KBR
amec
FLUOR
AECOM
CH2MHILL
URS
BECHTEL
CB&I

- Significant headroom for CB&I to capture market share
- Lower exposure to federal government funding reductions relative to competitors

* Bubble size represents 2012 company revenue. CB&I bubble reflects the addition of Shaw.

Source: ENR 2013 Sourcebooks, CB&I estimates


GOVERNMENT SOLUTIONS
UNIQUE CAPABILITIES

GOVERNMENT SOLUTIONS INITIATIVES

Strengthen Sales

1. Selectivity of opportunities
2. Collaboration on pursuits

Optimize Organization

1. Reorganization of operating units
2. Consolidation of project support


Growth
Structure
Overhead
Systems
Personnel
Positioned for Future Performance

Leverage Talent

1. Alignment of culture
2. Training / development

Reduce Costs

1. Rationalization of facilities
2. Resource sharing

Instill Consistency

1. Implementation of CMS
2. Risk management on projects

GOVERNMENT SOLUTIONS





Strengthening Position

- Structure ➡ Organized for growth
- Overhead ➡ Competitive cost structure
- Systems ➡ Consistent application of best practices
- Personnel ➡ High-performing collaborative team
- Growth ➡ Focused on appropriate markets



CB&I

A World of **Solutions**



TECHNOLOGY

December 2013

The Most Complete Energy Infrastructure Focused Company in the World

A World of **Solutions**

SAFE HARBOR STATEMENT

This presentation contains forward-looking statements regarding CB&I and represents our expectations and beliefs concerning future events. These forward-looking statements are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties. When considering any statements that are predictive in nature, depend upon or refer to future events or conditions, or use or contain words, terms, phrases, or expressions such as “achieve”, “forecast”, “plan”, “propose”, “strategy”, “envision”, “hope”, “will”, “continue”, “potential”, “expect”, “believe”, “anticipate”, “project”, “estimate”, “predict”, “intend”, “should”, “could”, “may”, “might”, or similar forward-looking statements, we refer you to the cautionary statements concerning risk factors and “Forward-Looking Statements” described under “Risk Factors” in Item 1A of our Annual Report filed on Form 10-K filed with the SEC for the year ended December 31, 2012, and any updates to those risk factors or “Forward-Looking Statements” included in our subsequent Quarterly Reports on Form 10-Q filed with the SEC, which cautionary statements are incorporated herein by reference.

TECHNOLOGY OVERVIEW

Capabilities

- Petrochemical, gas processing and refining technologies
- Proprietary equipment and engineered products
- Specialty catalysts
- Consulting and technical services

Differentiation

- Most complete portfolio of olefins technologies
- World leader in heavy oil and coal upgrading technologies
- Breadth of technologies provides complete solutions

Strategic Benefit

- Recurring earnings stream
- Operating income driver
- Early visibility to customers






TECHNOLOGY BUSINESS MODEL


New Plant / Revamp Capex
1 Planning
2 Licensing
3 Engineering
4 Specialty Equipment
5 Catalyst Supply
6 Technical Support
7 Revamp / Expansion
Plant Operating Life Opex

Business Model


Catalyst
Growth
License Fee / Engineering Services
Revenue
Plant Life Cycle Contract Value

TECHNOLOGY LICENSING GROWTH FACTORS


New Fuel Specification & Governmental Mandates
Plant OpEx & Clean Air Upgrade
Plant Products Diversification
Consumers Demand (GDP)
Uncompetitive Plant Replacements
Product Gap On-Purpose Production
Upgrading Lower Value Byproducts
CB&I Enabling Process Technologies
Local Feedstocks

TECHNOLOGY
UNIQUE CAPABILITIES


WILL
GROTEN

TECHNOLOGY CONSUMER DEMAND



Energy & Feedstocks
Base Chemicals
Intermediates & Finished Products
Fuels
Syngas
Coal
Coal Gasification
Methane
Fuels
Ethane
Propane
Natural Gas
Butane
Gas Processing & Fractionation
Fuels
LPG
Crude Oil
Naphtha
Oil Refinery
Ammonia
Ammonia Plant
Methanol
Methanol Plant
Ethylene
Propylene
Butadiene
Olefins Plant
Benzene
Toluene
Xylene
Aromatics Plant
Derivative & Conversion
Polymers
Synthetic Fibers
Synthetic Rubbers
Fertilizers
Additives
Solvents
Others

Source: WoodMackenzie

TECHNOLOGY MARKET TRENDS

U.S. NGL Production to Increase by more than 1.5 MMb/day by 2020



Natural Gasoline
Isobutane
Normal Butane
Propane
Ethane
0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5
2000 2005 2010 2015 2020

U.S. Ethane Production Expected to Remain High Williston Basin Dynamics Representative of U.S.



Mb/d
0 200 400 600 800 1,000 1,200 1,400 1,600 1,800
2011 2012 2013 2014 2015 2016 2017 2018
Gas Plant and Refinery Supply
Exports and Rejected Volumes
Petchem Demand

- Advantaged feedstock will:
  - Replace uncompetitive plants
  - Drive local and global licensing opportunities

Exports Required to Balance U.S. LPG Market



Mb/d
0 100 200 300 400 500 600 700 800 900 1000
2011 2012 2013 2014 2015 2016 2017 2018
Propane Exports
Butane Exports
Total Initial Export Capacity
Potential Capacity

Source: Bentek Energy, IHS

TECHNOLOGY
PLANT UPGRADES OPPORTUNITIES


Cracker + BDE
Cracker + BDE with OCT*
C4 + C5
OCT
1000 kta Ethylene
676 kta Propylene
225 kta Butadiene
1000 kta Ethylene
875 kta Propylene
230 kta Butadiene

*Olefins Conversion Technologies (OCT); part of CB&I's Technology portfolio

TECHNOLOGY
NEW FUEL SPECIFICATION OPPORTUNITIES

Transportation Fuel Quality


Gasoline (million b/d)
30
25
20
15
10
5
0
2011
2015
2020
2025
2030
<10 ppm
10-50 ppm
51-500 ppm
>500 ppm


Diesel (million b/d)
45
40
35
30
25
20
15
10
5
0
2011
2015
2020
2025
2030
<10 ppm
11-50 ppm
51-500 ppm
501-2000 ppm
>2000 ppm

- Gasoline and on-road diesel markets shift to <10 ppm sulfur

Source: Hart Energy Research & Consulting

TECHNOLOGY
PRODUCT DIVERSIFICATION OPPORTUNITIES

Refinery Value Creation Chain

MM USD/Yr for 400,000 Bbl/SD Capacity



Expand - convert residue, add Aromatics Complex/Phenol
Expand - convert residue, add Steam Cracker Complex + OCU
$4,400
$4,200
$3,100
Crude Price Line
$0
MoGas
Jet/Kero
Diesel
Anode Coke
C3/C4
Phenol
Para Xylene
MoGas
Jet/Kero
Diesel
Anode Coke
C3/C4
Butadiene
Ethylene
Polypropylene
MoGas
Jet/Kero
Diesel
Anode Coke
C3/C4
Fuels Refinery
Refinery & Aromatics
Refinery & Other Petrochemicals

TECHNOLOGY
EXTENDING MARKET LEADERSHIP

Unique Technologies

- Ethylene Dimerization to Butenes
- Olefins Conversion Technology to Propylene from C4/C5
- Butane to Butadiene (Catadiene)
- Mixed C4s Catofin

Differentiated Technologies

- Hydrocracking
- Alkylates
- Paraxylenes
- Coal Gasification
- Butadiene Extraction

Expanded Offerings

- Leveraging CB&I's new services
  - Concept to operation
- Master Licensor
- Engineered Products






TECHNOLOGY CUSTOMER POSITIONING



5 yr CapEx Growth Rate
>30%
20%
0%
-20%
$-
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
Addressable Market, $MM
ExxonMobil
PetroChina
ROSNEFT
PETROBRAS
SUNCOR
LUKOIL
Dow
BASF
Dominion
OMV
MITSUI
Reliance
sabic
Qatar Petroleum
VALERO
Williams

* Size of bubble represents forecasted CapEx
**Addressable markets include downstream, midstream and chemical/petrochemical

Source: CapIQ, CB&I Estimates

TECHNOLOGY COMPETITIVE POSITIONING


Licensing Technology
Catalyst Position
CBI
uop
Axens
ExxonMobil
BASF
ALBEMARLE
JM
CLARIANT
DOW
Technip
FW
KBR
ORTLOFF

- 2,000+ patents and patents applications
- 75+ commercialized licensed technologies
- State of the art research and development center

* Bubble size represents CB&I's assessment of comparable 2012 technology revenues.

Source: CapIQ, CB&I Estimates

TECHNOLOGY

Continued Opportunity

- Well-positioned in growing markets:
  - Olefins
  - Gas processing
  - Heavy oil and coal upgrading
  - Engineered products
- Master licenses
- Proactive management of trends



CB&I

A World of **Solutions**



FABRICATION SERVICES

December 2013

The Most Complete Energy Infrastructure Focused Company in the World

A World of **Solutions**

SAFE HARBOR STATEMENT

This presentation contains forward-looking statements regarding CB&I and represents our expectations and beliefs concerning future events. These forward-looking statements are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties. When considering any statements that are predictive in nature, depend upon or refer to future events or conditions, or use or contain words, terms, phrases, or expressions such as "achieve", "forecast", "plan", "propose", "strategy", "envision", "hope", "will", "continue", "potential", "expect", "believe", "anticipate", "project", "estimate", "predict", "intend", "should", "could", "may", "might", or similar forward-looking statements, we refer you to the cautionary statements concerning risk factors and "Forward-Looking Statements" described under "Risk Factors" in Item 1A of our Annual Report filed on Form 10-K filed with the SEC for the year ended December 31, 2012, and any updates to those risk factors or "Forward-Looking Statements" included in our subsequent Quarterly Reports on Form 10-Q filed with the SEC, which cautionary statements are incorporated herein by reference.

FABRICATION SERVICES OVERVIEW

Capabilities

- Engineering, procurement, fabrication, and erection of liquid and gas storage plate structures and terminals, nuclear containment and other specialty plate structures
- Pipe and structural fabrication; pipe & fitting distribution
- Module fabrication and assembly
- Self-perform fabrication and erection capabilities worldwide






FABRICATION SERVICES OVERVIEW

Differentiation

- Brand leadership
- Capacity to supply large-scale projects (plate structures, pipe fabrication, modules)
- High capacity fabrication facilities and yards throughout the world
- Fully integrated capabilities for plate structures solutions, pipe fabrication, and module assembly
- Standardized quality control program across all CB&I facilities
- Technology that drives quality and efficiency
- Welding and fabrication system operations

Strategic Benefit

- Stable business underpinning
- Client access
- Revenue as a subcontractor or supplier
- Diversified end markets







FABRICATION SERVICES MARKET TRENDS

- Global energy infrastructure CapEx continuing at record levels
- LNG trade growing 3x faster than overall gas production
- NGL supply from natural gas expected to double by 2020
- Shale oil activity driving demand for additional storage
- Shale gas activity driving demand for processing plant storage
- Additional terminals, both oil and gas liquids, required to facilitate product trade flows

Global Energy Consumption Quadrillion Btus



2,500
2,000
1,500
1,000
500
0
2005
2007
2009
2011
2013
2015
2017
2019
2021
2023
2025
2027
2029
Liquids
Coal
Natural Gas
Renewables
Nuclear

US NGL Supply from Gas Processing Million BPD



4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
2000
2005
2010
2015
2020
Natural Gasoline
Isobutane
Normal Butane
Propane
Ethane

Source: IHS, CapIQ

FABRICATION SERVICES CUSTOMER LANDSCAPE



>30%
20%
10%
0%
-10%
-20%
5 yr CapEx Growth Rate
$-
$2,000
$4,000
$6,000
$8,000
$10,000
Addressable Market, $MM
BARRICK
ENBRIDGE
PDVSA
ALLIANT ENERGY
KINDER MORGAN
SOUTHERN COMPANY
AES
Canadian Natural
woodside
ALCOA
SUNCOR

*Bubble size represents forecasted CapEx

** Addressable markets include downstream, midstream, chemical and petrochemical for Oil & Gas and generation & maintenance for Power end markets.

Source: Capital IQ, CB&I Estimates

FABRICATION SERVICES COMPETITIVE POSITIONING



% International Revenue
100%
80%
60%
40%
20%
0%
ENTREPOSE
TEKFEN
Punj Lloyd
MITSUBISHI
IHI
THIESS
CBI
TEAM Industrial Services
TOYO KANETSU K K
TURNER INDUSTRIES
John Holland
Downer EDI
SDR
BELLELI ENERGY
0%
20%
40%
60%
80%
100%
% Revenue in Oil & Gas and Power

- Geographically diversified
- Energy focused

** Bubble size represents 2012 company revenue . CB&I includes the addition of Shaw revenues.*
*** International revenue represents revenues outside of home country as per ENR.*

Source: ENR, Capital IQ, CB&I Estimates


FABRICATION SERVICES
UNIQUE CAPABILITIES

FABRICATION SERVICES

Continued Opportunity

- Standardization of best practices
- Leveraging CB&I's strategic positioning and business model
- Securing long-term supply agreements
- Capitalizing on capability to market best-in-class project components :
  - Plate structures
  - Pipe fabrication
  - Modules
- Delivering on synergistic opportunities



A World of **Solutions**